UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report : November 9, 2007

Botetourt Bankshares, Inc.

(Exact name of registrant as specified in its charter)

Virginia	000-49787	54-1867438
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19747 Main Street Buchanan, Virginia	24066
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 540-591-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

Botetourt Bankshares, Inc. (the “Company”), the holding company for Buchanan, Virginia based Bank of Botetourt, announced on November 9, 2007 its financial results for the period ended September 30, 2007. The financial results are detailed in the Company’s Press Release dated November 9, 2007 filed as Exhibit 99 to this Form 8-K and incorporated by reference herein.

Item 8.01	Other Events.

On October 24, 2007, the Board of Directors of Botetourt Bankshares, Inc., the holding company for Buchanan, VA-based Bank of Botetourt, declared a quarterly dividend payment to $0.20 per share. The cash dividend is payable November 10, 2007 to shareholders of record on October 24, 2007. The dividend payment is detailed in the Company’s Press Release dated November 9, 2007 filed as Exhibit 99 to this Form 8-K and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(c) Exhibits

Exhibit 99 Press	Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Botetourt Bankshares, Inc.

/s/ H. Watts Steger, III
Chairman & CEO

/s/ Michelle A. Alexander
Date: November 9, 2007	Chief Financial Officer